EXHIBIT 23.1
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated November 22, 1996, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements, File Numbers 2-90841, 2-95899, 33-6917, 33-27001, 33-50404, 33-89470 and 333-1095.




                                                    ARTHUR ANDERSEN LLP




San Jose, California
December 20, 1996